Exhibit 10.20

21 February 2023

FINANCIAL SUPPORT LETTER

To: VinFast Auto Pte. Ltd.

Address: 120 Lower Delta Road, #02-05 Cendex Centre, Singapore 169208.

Attention: Mrs. Le Thi Thu Thuy – Managing Director

Copy: Ernst & Young Vietnam Ltd.

Address: 8th Floor, CornerStone Building, 16 Phan Chu Trinh, Hoan Kiem District, Hanoi, Vietnam

Attention: Mr. Anthony Le Duong – Deputy General Director

Dear Mrs. Le Thi Thu Thuy,

By virtue of the financial support letter (“Support Letter”), in connection with the audit of the consolidated financial statements (“the consolidated financial statements“) of VinFast Auto Pte. Ltd. (“the Company”) for the year ended 31 December 2022 prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), Vingroup Joint Stock Company (“the Group”), the parent company of the Company, hereby confirms that the Group will and has the ability to provide financial support for the Company and its subsidiaries, and also will not recall any existing amounts owing to the Group and other subsidiaries of the Group (including trade payables, borrowings and interest payables, financial liabilities in respect of dividend preferred shares and other payables) if the balances are overdue (“Financial Support”). This commitment is to ensure that the Company and its subsidiaries have the ability to operate going concern as defined in Accounting Standards Codification 205-40 and to meet their liabilities as and when they fall due during the next 12 months period from the issuance date of the Company’s consolidated financial statements for the year ended 31 December 2022 (“the Issuance Date of the Consolidated Financial Statements”). Following the foregoing commitment, upon each specific request to support of the Company and its subsidiaries, the Group will or require its subsidiaries to carry out necessary procedures to facilitate such Financial Support.

The Support Letter is intended to benefit the Company and its subsidiaries only and shall be valid from the Issuance Date of the Consolidated Financial Statements through and including the earliest to occur of (i) the date on which the Company and its subsidiaries obtain adequate third-party funding required to satisfy the above capital necessity or (ii) the date on which the Group ceases to control the Company but, in all cases, no sooner than the date falling 12 months after the Issuance Date of the Consolidated Financial Statements.

/s/ Mai Huong Noi
Mai Huong Noi
Deputy General Director

ACKNOWLEDGEMENT BY VINFAST AUTO PTE. LTD.

On behalf of VinFast Auto Pte. Ltd, I, the undersigned, hereby acknowledge the Support Letter as above:

/s/ Le Thi Thu Thuy
Le Thi Thu Thuy
Managing Director